SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



[X] Current report pursuant to Section 13 or 15(d) of the Securities and ExchangeAct of 1934.


                                   May 7, 2003
                                 Date of Report
                        (Date of earliest event reported)


                               CIMAREX ENERGY CO.
             (Exact name of registrant as specified in its charter)


         Delaware                      001-31446                 45-0466694
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)

                       707 Seventeenth Street, Suite 3300
                             Denver, Colorado 80202
                    (Address of principal executive offices)

                        Telephone Number (303) 295-3995)
                         (Registrant's telephone number)


                                 Not applicable
                            (Former name and address)


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ITEM 9.  REGULATION FD DISCLOSURE


On May 7, 2003, Cimarex Energy Co. (NYSE XEC) announced first quarter financial and operating results. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

C.       Exhibits

Exhibit No.                         Description

99.1                                Press Release



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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CIMAREX ENERGY CO.


Dated:   May 7, 2003                   By:  /s/ Paul Korus
                                       ---------------------------------------
                                         Paul Korus, Vice President,
                                         Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.               Description
-----------               -----------
   99.1                   Press Release